                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         This First Amendment to Credit Agreement (this "Amendment") is made effective as of the 29th day of September 2003, by and among ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"); AIC, INC., a Delaware corporation ("AIC"); ATLAS ENERGY CORPORATION an Ohio corporation ("AEC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("Atlas PA"); ATLAS ENERGY GROUP, INC., an Ohio corporation ("Atlas Energy"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("Atlas Holdings"), ATLAS NOBLE CORP., a Delaware corporation ("Atlas Noble"); ATLAS RESOURCES, INC., a Pennsylvania corporation ("Atlas Resources"); REI-NY, INC., a Delaware corporation ("REI"); RESOURCE AMERICA, INC., a Delaware corporation ("Parent"); RESOURCE ENERGY, INC., a Delaware corporation ("Resource Energy"); and VIKING RESOURCES CORPORATION, A Pennsylvania corporation ("Viking"), (AIC, AEC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, and Viking collectively, the "Guarantors" the Borrower and the Guarantors herein collectively, the "Obligors"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), UNION BANK OF CALIFORNIA, N.A. as Syndication Agent ("Syndication Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                R E C I T A L S:
                                ----------------

         A. The parties hereto are parties to the Credit Agreement dated July 31, 2002 pursuant to which the Lenders agreed to loan up to $75,000,000 to Borrower (the "Original Agreement").

         B. Immediately prior to the effectiveness of this Amendment Union Bank of California, N.A. has assigned to Wachovia Bank, National Association under that certain Assignment Agreement of even date herewith (the "Assignment Agreement") 1.0256% of the Aggregate Maximum Revolving Credit Commitments (the "Assigned Interest").

         C. Borrower has requested that Administrative Agent and Lenders consent to amend the Original Agreement as provided herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "Agreement."

         SECTION 2. Amendment to Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Original Agreement is hereby amended as follows:

                  (a) Definition of Consolidated Subsidiaries. The definition of "Consolidated Subsidiaries" appearing in Section 1.02 of the Agreement is hereby amended and restated as follows:

                  "Consolidated Subsidiaries shall mean each Subsidiary of a Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP, provided that "Consolidated Subsidiaries" shall not include Atlas Pipeline or its Subsidiaries."

                  (b) Annex 1. Annex 1 attached to the Original Agreement is hereby deleted and replaced in its entirety by Annex 1 attached to this Amendment.

         SECTION 3. Borrowing Base Redetermination. Subject to the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased to Fifty-four Million One Hundred Sixty-six Thousand Six Hundred Sixty-six and 66/100 Dollars ($54,166,666.66) until such time as it may be further redetermined as provided under Section 2.08 of the Original Agreement.

         SECTION 4. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment is subject to the fulfillment of the following conditions precedent:

                  (a) The Assignment Agreement from Union Bank of California, N.A., to Wachovia Bank, National Association shall be fully executed.

                  (b) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors;

                  (c) Borrower shall have made payment to Administrative Agent, in immediately available funds, payment of $6,250 as a fee for the increase in the Borrowing Base equal to three-eighths of one percent (0.375%) of the marginal increase over the prior Borrowing Base payable to the Lenders plus all accrued and unpaid legal fees and expenses referred to in Section 12.03 of the Original Agreement and Section 7 hereof to the extent invoices for such fees and expenses have been delivered to Borrower.

         SECTION 5. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

                  (b) The Original Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

                  (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor other than those permitted by the Original Agreement and this Amendment.

                  (d) Execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

                  (e) No Default or Event of Default exists and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent and Lenders in writing.

                  (f) Nothing in this Section 4 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 6. Reference to and Effect on the Agreement.

                  (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 7. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition,

Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 8. Extent of Amendments. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 9. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 10. Affirmation of Security Interest. Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instrument are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 11. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 13. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 14. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   [The remainder of this page intentionally blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement the day and year first above written.

                                    BORROWER:

                                    ATLAS AMERICA, INC., a Delaware corporation


                                    By:_________________________________________
                                    Name:  Michael L. Staines
                                    Title: Senior Vice President and Secretary


                                    GUARANTORS:

                                    AIC, INC., a Delaware corporation


                                    By:_________________________________________
                                    Name:  Michael L. Staines
                                    Title: Secretary

                                    ATLAS AMERICA, INC., a Pennsylvania
                                    corporation


                                    By:_________________________________________
                                    Name:  Michael L. Staines
                                    Title: Senior Vice President and Secretary

                                    ATLAS ENERGY CORPORATION, an Ohio
                                    corporation


                                    By:_________________________________________
                                    Name:  Michael L. Staines
                                    Title: Vice President and Secretary

                                    ATLAS ENERGY GROUP, INC., an Ohio
                                    corporation


                                    By:_________________________________________
                                    Name:  Michael L. Staines
                                    Title: Senior Vice President and Secretary

              Signature Page to First Amendment to Credit Agreement

                                   ATLAS ENERGY HOLDINGS, INC.,  a
                                   Delaware corporation


                                   By:__________________________________________
                                   Name:  Michael S. Yecies
                                   Title: Secretary


                                   ATLAS NOBLE CORP., a
                                   Delaware corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: President and Secretary

                                   ATLAS RESOURCES, INC., a
                                   Pennsylvania  corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: Senior Vice President and Secretary

                                   REI-NY, INC., a
                                   Delaware corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: Vice President and Assistant Secretary

                                   RESOURCE AMERICA, INC., a
                                   Delaware corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: Senior Vice President


                                   RESOURCE ENERGY, INC., a
                                   Delaware corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: President and Secretary

                                   VIKING RESOURCES CORPORATION, a
                                   Pennsylvania corporation


                                   By:__________________________________________
                                   Name:  Michael L. Staines
                                   Title: President and Secretary





                                       S-2


              Signature Page to First Amendment to Credit Agreement

                                   LENDER, ADMINISTRATIVE AGENT AND
                                   ISSUING BANK:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   Individually, Administrative Agent and
                                   Issuing Bank


                                   By:__________________________________________
                                         Russell Clingman
                                         Director




























                                       S-3


              Signature Page to First Amendment to Credit Agreement

                                   LENDER AND SYNDICATION AGENT

                                   UNION BANK OF CALIFORNIA, N.A.,
                                   Individually and as Syndication Agent



                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________























                                       S-4


              Signature Page to First Amendment to Credit Agreement

                                                        ANNEX 1

----------------------------------- ------------------- ------------------------- ------------------------------------
                                        Percentage         Letter of Credit                Maximum Revolving
              Lender                      Share                Commitment                     Credit Amount
----------------------------------- ------------------- ------------------------- ------------------------------------
Wachovia Bank,
National Association                     67.6923%              $6,769,230                     $50,769,225
----------------------------------- ------------------- ------------------------- ------------------------------------
Union Bank of California, N.A.           32.3077%              $3,230,770                     $24,230,775
----------------------------------- ------------------- ------------------------- ------------------------------------
Total                                      100%                                               $75,006,000
----------------------------------- ------------------- ------------------------- ------------------------------------






                                                        Annex 1